		      PLAN INVESTMENT FUND, INC.
			 676 St. Clair Street
		       Chicago, Illinois 60611

		      --------------------------
		      NOTICE OF ANNUAL MEETING OF
		 PARTICIPATION CERTIFICATE HOLDERS
		    TO BE HELD ON APRIL 22, 1997
		      --------------------------

To:     The Participation Certificate Holders of
	Plan Investment Fund, Inc.

The Annual Meeting of Participation Certificate holders of Plan Investment Fund, Inc. (the "Company") will be held on April 22, 1997, at 9:00 a.m. CST at the Skybird Meeting Center (O'Hare Airport), Chicago, IL, for the following purposes

(1) To elect nine (9) Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent certified public accountants for the Company for the fiscal year ending December 31, 1997; and

(3) To transact such other business as may properly come before the meeting.

The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

Participation Certificate holders of record at the close of business on February 28, 1997, have the right to vote at the meeting.

Whether or not you now expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 10, 1997 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.

March 20, 1997                                          Burton X. Rosenberg
							     Secretary

	PLAN INVESTMENT FUND, INC.
	676 St. Clair Street
	Chicago, Illinois 60611



	PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR
	ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
	TO BE HELD ON APRIL 22, 1997



The undersigned Participation Certificate ("PC") holder of Plan Investment Fund Inc. does hereby appoint Philip A. Goss and David M. Murdoch, or either of them as attorneys and proxies of the undersigned, with full power of substitution,to attend the Annual Meeting of Participation Certificate holders to be held on April 22, 1997, at the Skybird Meeting Center (O'Hare Airport), Chicago, IL at 9:00 a.m. CST and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1.      Election of Nine Trustees

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of nine individual nominees. Unless the authority to vote for a nominee is withheld or unless otherwise specified, authority is deemed granted to vote for the election of such nominee.


							    Withhold
						    Vote    Authority
    Name of Management Nominee                       For     to Vote

    All of the nominees listed below
    or individually

    Albert F. Antonini                              ___         ___
    Philip A. Goss                                  ___         ___
    Gene Holcomb                                    ___         ___
    Steven L. Hooker                                ___         ___
    Ronald F. King                                  ___         ___
    William M. Lowry                                ___         ___
    David M. Murdoch                                ___         ___
    Thomas J. Ward                                  ___         ___
    Sherman M. Wolff                                ___         ___


    Name of additional nominee(s)
    _________________________________               ___
    _________________________________               ___
    _________________________________               ___

2.      Ratification of Selection of Independent Certified Public Accountants

Ratify selection of Coopers & Lybrand L.L.P. as independent certified public accountants for the fiscal year ending December 31, 1997.

(Accountants)                FOR ____     AGAINST ___     ABSTAIN ___

3.      Other Business

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)             FOR ____     AGAINST ___     ABSTAIN ___


The PCs represented by this Proxy shall be voted as instructed, provided that if no instruction is given for a particular matter, this Proxy confers authority to vote -

(a)For the election of the Nominating Committee's slate of Trustees set forth in paragraph 1 above;

(b)For Ratification of Accountants set forth in paragraph 2 above; and

(c)For the recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).


				Dated :________________, 1997



				       ______________________
					   (Signature)

				       ______________________
					    (Title)


THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc., P. O. BOX 8950, WILMINGTON, DELAWARE, 19885-9628.

	PLAN INVESTMENT FUND, INC.
	676 St. Clair Street
	Chicago, Illinois 60611



	PROXY STATEMENT



This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 22, 1997, at 9:00 a.m. CST at the Skybird Meeting Center
(O,Hare Airport), Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 20, 1997.

The Company currently offers three portfolios - the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio. Only PC holders of record at the close of business on February 28, 1997, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 153,753,350.75 Government/REPO Portfolio PCs, 460,380,528.51 Money Market Portfolio PCs and 5,975,089.772 Short-Term Portfolio PCs. Each PC is entitled to one vote. Cumulative voting is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Government/REPO, Money Market and Short-Term Portfolios, containing financial statements for the year ended December 31,1996, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19885-9628.

ELECTION OF TRUSTEES

Nine Trustees are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualified, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:



Name, Position &                         Prior Five Years
Length of Service               Age      Business Experience
---------------------          -----  -----------------------------------
Albert F. Antonini               66   1992 to Present, President and Chief
  Trustee since 1991                  Executive Officer, Blue Cross and Blue
  Executive Trustee                   Shield of Central New York, Inc.  Mr.
  since 1992 (1)                      Antonini also serves as a director of
				      Chase Manhattan Bank - Central New York
				      Advisory Board, HMO - CNY Inc., BC&S
				      Associates and The Caring Program for
				      Children Foundation.

Philip A. Goss*                  38   January 1994 to Present, President and
  Trustee since 1994                  Chief Executive Officer, Health Plans
  President since 1994                Capital Services Corp., February 1992 to
				      December 1993, Vice President and Chief
				      Operating Officer, Health Plans Capital
				      Services Corp.; prior to February 1992,
				      Controller, Health Plans Capital Services
				      Corp.

Gene Holcomb                     53   January 1996 to Present, President, Blue
  Trustee since 1996                  Cross and Blue Shield of Tennessee-
				      Memphis; April 1994 to January 1996,
				      President and Chief Executive Officer,
				      Blue Cross and Blue Shield of Memphis;
				      1992 to April 1994, Executive Vice
				      President, Administration and Chief
				      Financial Officer, Blue Cross and Blue
				      Shield of Memphis.  Mr. Holcomb also
				      serves as a director of First American
				      Bank.

Name, Position &                         Prior Five Years
Length of Service               Age      Business Experience
---------------------          -----  -----------------------------------
Steven L. Hooker                42    April 1996 to Present, Chief Financial
  Trustee since                       Officer and Treasurer, The Benchmark
  1994(2)                             Group; April 1993 to August 1996, Senior
				      Vice President, Finance and Treasurer,
				      Blue Cross and Blue Shield of Oregon;
				      April 1993 to January 1997, President,
				      Oregon Pacific States Insurance Company;
				      1992 to March 1993, Vice President,
				      Finance and Treasurer, Blue Cross and
				      Blue Shield of Oregon.  Mr. Hooker also
				      serves as a director of Oregon Pacific
				      States Insurance Company and Associated
				      Administrators Inc.

Ronald F. King                  49    January 1997 to Present, President and
  Trustee since 1997                  Chief Executive Officer, Blue Cross and
				      Blue Shield of Oklahoma; February 1995 to
				      January 1997, President and Chief
				      Operating Officer, Blue Cross and Blue
				      Shield of Oklahoma; March 1994 to January
				      1995, Executive Vice President,
				      Operations, Blue Cross and Blue Shield of
				      Oklahoma; September 1993 to February
				      1994, Senior Vice President, Finance and
				      Corporate Treasurer, Blue Cross and Blue
				      Shield of Oklahoma; September 1991 to
				      September 1993, Senior Vice President,
				      Information Services, Planning &
				      Development, Blue Cross and Blue Shield
				      of Oklahoma.

William M. Lowry                60    December 1996 to Present, Chief Executive
  Trustee since 1990(1)               Officer, Highmark, Inc.; May 1994 to
				      December 1996, President and Chief
				      Executive Officer, Blue Cross of Western
				      Pennsylvania; June 1993 to April 1994,
				      President and Chief Operating Officer,
				      Blue Cross of Western Pennsylvania; July
				      1992 to May 1993, Executive Vice
				      President, Blue Cross Business Group,
				      Blue Cross of Western Pennsylvania; prior to June 1992, Executive Vice President and Treasurer, Blue Cross of Western
				      Pennsylvania. Mr. Lowry also serves as a director of numerous wholly owned subsidiaries of Blue Cross of Western
				      Pennsylvania.

Name, Position &                         Prior Five Years
Length of Service               Age      Business Experience
---------------------          -----  -----------------------------------
David M. Murdoch*               61    June 1995 to Present, Executive Vice
  Trustee since 1987                  President, Franchise Operations, Chief
  Treasurer since 1994(1)             Financial Officer and Treasurer, Blue
				      Cross and Blue Shield Association; July
				      1993 to June 1995, Senior Vice President,
				      Licensing, Finance and Operations, Blue
				      Cross and Blue Shield Association;
				      February 1992 to June 1993, Senior Vice
				      President, Business Support and Strategy,
				      Blue Cross and Blue Shield Association;
				      1992 through December 1993, President
				      and Chief Executive Officer, Health Plans
				      Capital Services Corp. Mr. Murdoch also serves as a director of Health Plans
				      Capital Services Corp. and Ravenswood
				      Health Care Medical Center and certain
				      affiliated entities.

Thomas J. Ward                  59    1992 to Present, President and Chief
  Trustee since 1993                  Executive Officer, Blue Cross of
				      Northeastern Pennsylvania.

Sherman M. Wolff                56    January 1996 to Present, Senior Vice
  Trustee since 1993(2)               President Corporate Resources and Chief
				      Financial Officer, Health Care Service
				      Corporation; November 1991 to January
				      1996, Senior Vice President, Finance and
				      Sales, Health Care Service Corporation.
				      Mr. Wolff also serves as a director of
				      Metropolitan Chicago Leadership Council,
				      Green Spring Mental Health Service, Fort
				      Dearborn Life Insurance Company, American
				      Heart Association of Metropolitan Chicago and Chairman of Riscorp Board of Directors.

* May be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is an officer or Director of the Company's administrator, Health Plans Capital Services Corp.

(1) Member of the Nominating Committee

(2) Member of the Short-Term Portfolio Code of Ethics Committee

The Board of Trustees met three times during the Company's last fiscal year. Trustees Antonini, Lowry, Murdoch and Wolff attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period they were Trustees. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of February 28, 1997, these Trustee nominees' employers owned or controlled the following:

			Government/REPO     Money Market        Short-Term
	 Trustee         Portfolio PCs      Portfolio PCs     Portfolio PCs
    -------------------  --------------     -------------     -------------
    Albert F. Antonini    6,860,582.42      10,591,954.59             0.000
    Philip A. Goss       20,546,829.93       4,758,103.38       184,063.249
    Gene Holcomb                  0.00       5,000,000.00             0.000
    Steven L. Hooker        900,000.00       7,740,000.00             0.000
    Ronald F. King                0.00       7,598,111.35     1,095,969.032
    William M. Lowry              0.00      65,162,216.89       227,235.291
    David M. Murdoch     10,500,000.00      67,666,051.00       654,582.124
    Thomas J. Ward                0.00       7,031,094.21             0.000
    Sherman M. Wolff              0.00      59,699,939.58     1,483,908.262

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

Trustees who may be deemed Interested Persons are also Directors of Health Plans Capital Services Corp. ("CSC"), 676 St. Clair Street, Chicago, IL, 60611. CSC has been retained to act as administrator for the Company. For the services provided and expenses assumed by CSC as administrator, CSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 1996, CSC was paid $52,778 and voluntarily waived $24,925 of the fee payable for its services as administrator for the Government/REPO Portfolio. For the fiscal year ended December 31, 1996, CSC was paid $329,368 and voluntarily waived $15,874 of the fee payable for its services as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 1996, CSC was paid $35,404 and voluntarily waived $5,642 for its services as administrator for the Short-Term Portfolio. As of February 28, 1997, CSC had earned $5,264, after voluntary fee waivers, as administrator for the Government/REPO Portfolio, $41,089, after voluntary fee waivers, as administrator for the Money Market Portfolio and $4,001, after voluntarily fee waivers, as administrator for the Short-Term Portfolio, in 1997.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was established December 10, 1987, gathers information and makes recommendations to the Board of Trustees on potential nominees for election as Trustees of the Company. The Nominating Committee, consisting of Messrs. Albert F. Antonini, William M. Lowry and David M. Murdoch, most recently met on January 16, 1997. Mr. Murdoch may be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is a

Director of the Company's administrator, Health Plans Capital Services Corp. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.


	RATIFICATION OR REJECTION OF THE SELECTION OF
	INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Coopers & Lybrand L.L.P. has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested Persons,as independent certified public accountants for the Company for the fiscal year ending December 31, 1997. The Trustees originally selected Coopers & Lybrand L.L.P. at a meeting held August 8, 1985, and reconfirmed this selection for the 1997 fiscal year at a meeting held January 30, 1997. The ratification or rejection of the selection of independent certified public accountants for the 1997 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Coopers & Lybrand L.L.P. unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

Coopers & Lybrand L.L.P. has been the Company's auditor since the Company's inception of operations and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be present at the Meeting to make a statement if desired and to respond to appropriate questions.

	ADDITIONAL INFORMATION

Officers

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

Name, Position &                         Prior Five Years
Length of Service               Age      Business Experience
---------------------          -----  -----------------------------------
Dale E. Palka                   48    December 1996 to Present, Executive
   Assistant Secretary                Director, Investment Programs,
     since 1997                       Health Plans Capital Service Corp.;
				      1992 to December 1996, Director of
				      Investments, Blue Cross and Blue
				      Shield of Michigan

Burton X. Rosenberg             56    1992 to Present, Partner, Seyfarth,
   Secretary                          Shaw, Fairweather & Geraldson
     since 1989

The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Goss and Palka are employees of, and receive compensation from, CSC, the Company's administrator. Mr. Rosenberg is a partner of, and receives compensation from, Seyfarth, Shaw, Fairweather & Geraldson, the Company's legal counsel. Legal fees and expenses paid to Seyfarth, Shaw, Fairweather & Geraldson by the Company for the last fiscal year were $19,998.

Significant Owners

On February 28, 1997, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Government/REPO Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

						Number of       Percent of
Name and Address of Owner                       PCs Owned        Portfolio
------------------------------------------    --------------    ----------

Blue Cross and Blue Shield                    14,149,981.14         9.2%
  of Connecticut
  370 Bassett Road
  North Haven, CT  06473
					       9,280,000.00         6.0%
Blue Cross and Blue Shield
  of Massachusetts
  100 Summer Street
  Boston, MA  02110

Capital Blue Cross                            59,930,000.00        39.0%
  2500 Elmerton Avenue
  Harrisburg, PA  17110

Blue Cross and Blue Shield                    26,630,307.79        17.3%
  of South Carolina
  I-20 East at Alpine Road
  Columbia, SC  29219

Blue Cross and Blue Shield Association        10,500,000.00         6.8%
  676 N. St. Clair
  Chicago, IL  60611

Health Plans Capital Services Corp.           20,546,829.93        13.4%
  676 N. St. Clair
  Chicago, IL  60611

On February 28, 1997, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

						Number of       Percent of
Name and Address of Owner                       PCs Owned        Portfolio
------------------------------------------    --------------    ----------
Health Care Service Corporation               59,699,939.58        13.0%
  233 N. Michigan Avenue
  Chicago, IL  60601

Blue Cross and Blue Shield                    44,858,612.07         9.7%
  of New Jersey
  3 Penn Plaza East
  Newark, NJ  07105

Highmark, Inc.                                65,162,216.89        14.2%
120 Fifth Avenue
Pittsburg, PA  15222

Blue Cross and Blue Shield Association        67,666,051.00        14.7%
  676 N. St. Clair
  Chicago, IL  60611

Green Spring Health Services, Inc.            31,145,547.15         6.8%
  5565 Sterrett Place
  Columbia, MD 21044

On February 28, 1997, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Short-Term Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

						Number of       Percent of
Name and Address of Owner                       PCs Owned        Portfolio
------------------------------------------    --------------    ----------
Health Care Service Corporation               1,483,908.262        24.8%
  233 N. Michigan Avenue
  Chicago, IL  60601

Blue Cross and Blue Shield of Oklahoma        1,095,969.032        18.3%
  1215 S. Boulder Avenue
  Tulsa, OK  74102

Independence Blue Cross                       1,845,052.390        30.9%
  1901 Market Street
  Philadelphia, PA  19103

Blue Cross and Blue Shield Association          654,582.124        11.0%
  676 N. St. Clair
  Chicago, IL  60611

Investment Advisors

The investment advisor for the Government/REPO Portfolio and the Market Portfolio is PNC Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, 19809. The investment advisor for the Short-Term Portfolio is Neuberger & Berman, LLC, 605 Third Avenue, New York, NY, 10158.


PC Holder Proposals for Next Annual Meeting

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 1998 must be received by the Company at its principal office not later than November 30, 1997 in order for it to be included in the Company's proxy materials relating to such Annual Meeting.


Other Matters

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.


Dated: March 20, 1997

    PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND
   WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN
	    THE ENCLOSED PROXY AND RETURN IT PROMPTLY.